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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2001


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


             1-9020                                       72-1440714
        (Commission File                                (IRS Employer
             Number)                                  Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

Lafayette, Louisiana - April 19, 2001 - PetroQuest Energy, Inc. (NASDAQ: PQUE) announced today that its fourth well in the Ship Shoal 72 Field, the Sauvignon Blanc Prospect, has been drilled and encountered 155 feet (TVD) of net hydrocarbon pay. It is in the process of being completed with first production expected in early June at a planned gross rate of 5,000 Mcf per day. The previously announced successful Cabernet Prospect has begun production at a gross rate of 5,000 Mcf per day, and the Merlot Prospect continues to produce at a gross rate of 10,000 Mcfe per day. Construction of flow lines is in process for the Chardonnay Prospect with production expected to begin in early June at a planned gross rate of 10,000 Mcf per day.

 "With the success of the Sauvignon Blanc Prospect, PetroQuest has completed Phase I of our planned developmental growth in this core property," said Charles Goodson, PetroQuest Chairman and Chief Executive Officer. "When PetroQuest obtained this field in December 2000, there was no production. Our announced plans to build daily gross production of this field to 30,000 Mcfe per day by the end of the second quarter 2001 demonstrates the ability of our staff to integrate a significant new project into an already extensive 2001 project inventory. In addition, proprietary 3-D pre-stack time migration seismic data is expected to be received in June which will further assist in the evaluation of other developmental and exploration opportunities in this field."

PetroQuest Energy, Inc. is an independent oil and gas exploration and production company primarily focused on growing its reserves and shareholder value through a combination of drilling development locations and high potential exploration prospects along the coast of and in the Gulf of Mexico.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves and in projecting future rates of production, the timing of development expenditures and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statement of Business Acquired

     None.

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b.   Pro Forma Financial Information

     None.

c.   Exhibits

     None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 19, 2001                     PETROQUEST ENERGY, INC.


                                      By: /s/ Michael O. Aldridge
                                         --------------------------------------
                                         Michael O. Aldridge
                                         Senior Vice President, Chief Financial
                                         Officer and Secretary